UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023 (May 17, 2023)

Commission File Number: 001-14225

HNI Corporation

Iowa	42-0617510
(State of incorporation)	(IRS Employer Identification No.)
600 East Second Street
P. O. Box 1109
Muscatine, Iowa 52761-0071
(563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the HNI Corporation (the “Corporation”) annual meeting of shareholders held on May 17, 2023 (the “2023 Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders. The proposals are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2023 (the “Proxy Statement”), and incorporated herein by reference.

As of March 20, 2023, the record date for the 2023 Annual Meeting, there were 41,676,139 outstanding shares of the Corporation’s common stock eligible to vote, and 37,094,850.871 shares were present virtually or represented by proxy at the 2023 Annual Meeting.

Proposal No. 1 – Election of Directors. The Corporation’s shareholders approved three nominees, Jeffrey D. Lorenger, Larry B. Porcellato, and Abbie J. Smith, for election to the Board for a term expiring at the Corporation’s 2025 Annual Meeting of Shareholders, with votes as follows:

Director	% For[1]	For	Withheld	Broker Non-Votes
Miguel M. Calado	95.44%	32,813,766.797	1,567,219.074	2,713,865
Cheryl A. Francis	96.80%	33,281,043.797	1,099,942.074	2,713,865
John R. Hartnett	98.04%	33,708,388.797	672,597.074	2,713,865
Dhanusha Sivajee	95.82%	32,944,251.797	1,436,734.074	2,713,865

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

Directors Mary A. Bell, Patrick D. Hallinan, and Mary K.W. Jones continue to serve as directors for terms ending at the Corporation’s 2024 Annual Meeting of Shareholders. Directors Jeffrey D. Lorenger, Larry B. Porcellato, and Abbie J. Smith continue to serve as directors for terms ending at the Corporation’s 2025 Annual Meeting of Shareholders.

Proposal No. 2 – Ratification of KPMG LLP as the Corporation’s Independent Registered Public Accountant for Fiscal 2023. The Corporation’s shareholders ratified the selection of KPMG LLP as the Corporation’s independent registered public accountant for the fiscal year ending December 30, 2023, with votes as follows:

%For[1]	For	Against	Abstain
99.40%	36,824,430.797	223,719	46,701.074

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law).

Proposal No. 3 – Advisory Vote to Approve Named Officer Compensation. The Corporation’s shareholders approved, on an advisory basis, the compensation awarded by the Corporation to its Named Executive Officers disclosed in the Proxy Statement with votes as follows:

%For[1]	For	Against	Abstain	Broker Non-Votes
97.09%	32,994,524.123	987,171.748	399,290	2,713,865

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

Proposal No. 4 – Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The Corporation’s shareholders approved, on an advisory basis, every year as the frequency of future advisory votes on Named Executive Officer compensation, with votes as follows:

	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
Total	32,728,334.841	228,252.030	1,279,474	144,925	2,713,865
% of Votes Cast[1]	95.19%	0.66%	3.72%	0.42%

1Percentage of votes cast, which excludes abstentions (in accordance with Iowa law) and broker non-votes.

After considering the vote of shareholders, the Board of Directors determined the Corporation will hold annual, non-binding, advisory votes on Named Executive Officer compensation until the next required vote on the frequency of shareholder votes on Named Executive Officer compensation.

Item 9.01          Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	May 22, 2023	By:	/s/ Steven M. Bradford
Steven M. Bradford Senior Vice President, General Counsel and Secretary